Exhibit 99.1

AITX Announces Employee Stock Ownership Plan (ESOP) Award

Team Members to Receive Company Shares, Tradeable in 4 Years

Detroit, Michigan, August 16, 2022 — Artificial Intelligence Technology Solutions, Inc., (OTCPK:AITX), today announced that employees of its subsidiaries are receiving stock awards that are expected to mature in 48 months.

“We want to reward our team members with company stock to ensure that their long-term objectives are in line with our investors,” said Steve Reinharz, CEO of AITX. “We announced this plan last year and we’re right on schedule with the delivery of these awards. We’re excited to see how employee stock ownership can potentially help generate greater value for the company, our investors and our clients.”

The full terms of the ESOP plan are public and can be found here:

The Company noted certain employee trading restrictions regarding the stock awards:

1. Team member’s stock awards will vest in 48 months, subject to certain terms and conditions. If the team member is no longer an employee in 48 months, any awarded stock is forfeited.

2. Prior to the stock vesting period, no awarded shares will be available for trading. No AITX team member may trade shares and compete with retail investors until the awards are vested. This is codified in the Company’s Insider Trading Policy that all team members are required to sign.

3. The Company expects to award additional shares to team members annually in August.

Robotic Assistance Devices (RAD) is a high-tech start-up that delivers robotics and artificial intelligence-based solutions that empower organizations to gain new insight, solve complex security challenges, and fuel new business ideas at reduced costs. RAD developed its advanced security robot technology from the ground up including circuit board design, and base code development. This allows RAD to have complete control over all design elements, performance, quality, and the user’s experience of all security robots whether SCOT™, ROSA™, Wally™, Wally HSO™, AVA™, ROAMEO™, CASSIE™, RIO™, or RAD Light My Way™. Read about how RAD is reinventing the security services industry by downloading the Autonomous Remote Services Industry Manifesto, and request a copy of the recently published ‘Navigating the New Economy: Jobs & Automation, Challenges & Opportunities’.

CAUTIONARY DISCLOSURE ABOUT FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this news release other than statements of historical fact are “forward-looking statements” that are based on current expectations and assumptions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements, including, but not limited to, the following: the ability of Artificial Intelligence Technology Solutions to provide for its obligations, to provide working capital needs from operating revenues, to obtain additional financing needed for any future acquisitions, to meet competitive challenges and technological changes, to meet business and financial goals including projections and forecasts, and other risks. No information contained in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or results of operations. Artificial Intelligence Technology Solutions undertakes no duty to update any forward-looking statement(s) and/or to confirm the statement(s) to actual results or changes in Artificial Intelligence Technology Solutions expectations.

About Artificial Intelligence Technology Solutions (AITX)

AITX is an innovator in the delivery of artificial intelligence-based solutions that empower organizations to gain new insight, solve complex challenges and fuel new business ideas. Through its next-generation robotic product offerings, AITX’s RAD, RAD-M and RAD-G companies help organizations streamline operations, increase ROI, and strengthen business. AITX technology improves the simplicity and economics of patrolling and guard services and allows experienced personnel to focus on more strategic tasks. Customers augment the capabilities of existing staffs and gain higher levels of situational awareness, all at drastically reduced cost. AITX solutions are well suited for use in multiple industries such as enterprises, government, transportation, critical infrastructure, education, and healthcare. To learn more, visit www.aitx.ai, stevereinharz.com, www.radsecurity.com and www.radlightmyway.com, or follow Steve Reinharz on Twitter @SteveReinharz.

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Steve Reinharz

949-636-7060

@SteveReinharz